EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS APRIL 2004

OPERATIONAL PERFORMANCE

HOUSTON, May 3, 2004 - Continental Airlines (NYSE: CAL) today reported an April systemwide mainline load factor of 77.0 percent, 4.6 points above last year's April load factor. In addition, the airline had an April domestic mainline load factor of 78.0 percent, 2.5 points above April 2003, and an international mainline load factor of 75.6 percent, 8.1 points above April 2003. All three were operational records for April.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 78.6 percent and a systemwide mainline completion factor of 99.9 percent.

In April 2004, Continental flew 5.4 billion mainline revenue passenger miles (RPMs) and 7.0 billion mainline available seat miles (ASMs) systemwide, resulting in a traffic increase of 20.7 percent and a capacity increase of 13.4 percent as compared to April 2003. Domestic mainline traffic was 3.2 billion RPMs in April 2004, up 12.4 percent from April 2003, and domestic mainline capacity was 4.1 billion ASMs, up 8.7 percent from April 2003.

Systemwide April 2004 mainline passenger revenue per available seat mile (RASM) is estimated to have increased between 2.5 and 3.5 percent compared to April 2003. For March 2004, RASM increased 4.9 percent as compared to March 2003.

Continental's regional operations (Continental Express) set a record April load factor of 70.7 percent, 3.8 points above last year's April load factor. Regional

RPMs were 606.4 million and regional ASMs were 857.1 million in April 2004, resulting in a traffic increase of 40.8 percent and a capacity increase of 33.1 percent versus April 2003.

Continental recorded a special charge of $10 million ($15 million before income taxes) associated with the permanent grounding of two MD-80 aircraft during April 2004.

Continental Airlines is the world's sixth-largest airline with more than 2,800 daily departures throughout the Americas, Europe and Asia. Continental serves 149 domestic and 117 international destinations - more than any other airline in the world - and nearly 200 additional points are served via codeshare partner airlines. With 41,000 mainline employees, the airline has hubs serving New York, Houston, Cleveland and Guam, and carries approximately 51 million passengers per year. FORTUNE ranks Continental one of the 100 Best Companies to Work For in America, an honor it has earned for six consecutive years. FORTUNE also ranks Continental as the top airline in its Most Admired Global Companies in 2004. For more company information, visit continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2003 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

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PRELIMINARY TRAFFIC RESULTS
APRIL	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	3,218,031	2,863,111	12.4 Percent

International	2,171,420	1,601,053	35.6 Percent
Transatlantic	1,013,118	720,468	40.6 Percent
Latin America	720,148	618,421	16.4 Percent
Pacific	438,154	262,163	67.1 Percent

Mainline	5,389,452	4,464,165	20.7 Percent

Regional	606,367	430,508	40.8 Percent

AVAILABLE SEAT MILES (000)
Domestic	4,123,551	3,793,620	8.7 Percent

International	2,871,601	2,373,327	21.0 Percent
Transatlantic	1,254,636	1,002,239	25.2 Percent
Latin America	1,009,621	900,503	12.1 Percent
Pacific	607,345	470,585	29.1 Percent

Mainline	6,995,153	6,166,947	13.4 Percent

Regional	857,093	643,806	33.1 Percent

PASSENGER LOAD FACTOR
Domestic	78.0 Percent	75.5 Percent	2.5 Points

International	75.6 Percent	67.5 Percent	8.1 Points
Transatlantic	80.8 Percent	71.9 Percent	8.9 Points
Latin America	71.3 Percent	68.7 Percent	2.6 Points
Pacific	72.1 Percent	55.7 Percent	16.4 Points

Mainline	77.0 Percent	72.4 Percent	4.6 Points

Regional	70.7 Percent	66.9 Percent	3.8 Points

CARGO REVENUE TON MILES (000)
Total	85,386	74,548	14.5 Percent

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YEAR-TO-DATE	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	11,876,362	10,924,759	8.7 Percent

International	8,226,249	6,814,437	20.7 Percent
Transatlantic	3,484,378	2,828,788	23.2 Percent
Latin America	2,900,425	2,607,969	11.2 Percent
Pacific	1,841,446	1,377,680	33.7 Percent

Mainline	20,102,611	17,739,196	13.3 Percent

Regional	2,147,891	1,508,896	42.3 Percent

AVAILABLE SEAT MILES (000)
Domestic	16,186,946	15,133,894	7.0 Percent

International	11,082,465	10,111,610	9.6 Percent
Transatlantic	4,608,142	4,233,724	8.8 Percent
Latin America	4,012,790	3,653,687	9.8 Percent
Pacific	2,461,533	2,224,199	10.7 Percent

Mainline	27,269,411	25,245,504	8.0 Percent

Regional	3,258,104	2,411,113	35.1 Percent

PASSENGER LOAD FACTOR
Domestic	73.4 Percent	72.2 Percent	1.2 Points

International	74.2 Percent	67.4 Percent	6.8 Points
Transatlantic	75.6 Percent	66.8 Percent	8.8 Points
Latin America	72.3 Percent	71.4 Percent	0.9 Points
Pacific	74.8 Percent	61.9 Percent	12.9 Points

Mainline	73.7 Percent	70.3 Percent	3.4 Points

Regional	66.0 Percent	62.6 Percent	3.3 Points

CARGO REVENUE TON MILES (000)
Total	335,831	308,122	9.0 Percent

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
APRIL	2004	2003	Change
On-Time Performance[1]	78.6%	88.4%	(9.8) Points
Completion Factor[2]	99.9%	99.7%	0.2 Points

YEAR-TO-DATE	2004	2003	Change
On-Time Performance[1]	79.5%	83.6%	(4.1) Points
Completion Factor[2]	99.6%	99.0%	0.6 Points

March 2004 consolidated breakeven load factor[3,4]			76.2 Percent
April 2004 estimated year-over-year RASM change			2.5-3.5 Percent
April 2004 estimated average price per gallon of fuel, including fuel taxes			106 Cents
April 2004 estimated consolidated breakeven load factor[3,5]			80 Percent
April 2004 actual consolidated load factor[6]			76.4 Percent
May 2004 estimated consolidated breakeven load factor[3,7]			77 Percent

YEAR-OVER-YEAR SYSTEMWIDE RASM	2003 vs. 2002	2003 vs. 2001
March	(11.7) Percent	(17.4) Percent
April	(1.0) Percent	(11.3) Percent
May	2.0 Percent	(4.3) Percent
June	0.3 Percent	(5.2) Percent
July	4.9 Percent	0.7 Percent
August	4.4 Percent	1.5 Percent
September	5.3 Percent	16.7 Percent
October	4.4 Percent	14.1 Percent
November	5.5 Percent	3.7 Percent
December	1.7 Percent	12.0 Percent
	2004 vs. 2003	2004 vs. 2002
January	0.9 Percent	4.5 Percent
February	(2.5) Percent	(2.9) Percent
March	4.9 Percent	(7.4) Percent
April (estimated)	2.5-3.5 Percent	1.5-2.5 Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mainline Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Charge related to MD-80 aircraft retirements accounts for 1.5 percentage points.

5 Charge related to MD-80 aircraft retirements accounts for 2 percentage points.

6 Includes Continental Airlines and Continental Express

7 Charge related to MD-80 aircraft retirements accounts for 1 percentage point.

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